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Exhibit 24

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of LIQUI-BOX CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D. C., under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K, hereby constitutes and appoints Samuel N. Davis his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign such Report and any or all amendments or documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, and substitute or substitutes, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes and he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand and seal as of this 23rd day of March, 2002.

                      /s/  SAMUEL B. DAVIS

                      Samuel B. Davis
                       Chairman of the Board, Chief Executive
                      Officer and Director

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of LIQUI-BOX CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D. C., under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K, hereby constitutes and appoints Samuel B. Davis his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign such Report and any or all amendments or documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, and substitute or substitutes, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes and he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand and seal as of this 23rd day of March, 2002.

                      /s/  SAMUEL N. DAVIS

                      Samuel N. Davis
                       Secretary and Director

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of LIQUI-BOX CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D. C., under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K, hereby constitutes and appoints Samuel B. Davis and Samuel N. Davis his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign such Report and any or all amendments or documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and substitute or substitutes, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes and he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand and seal as of this 23rd day of March, 2002.

                      /s/  JOHN TROSTHEIM

                      John Trostheim
                       Director

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of LIQUI-BOX CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D. C., under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K, hereby constitutes and appoints Samuel B. Davis and Samuel N. Davis his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign such Report and any or all amendments or documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and substitute or substitutes, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes and he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand and seal as of this 23rd day of March, 2002.

                      /s/  CHARLES R. COATE

                      Charles R. Coate
                       Director

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of LIQUI-BOX CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D. C., under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K, hereby constitutes and appoints Samuel B. Davis and Samuel N. Davis his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign such Report and any or all amendments or documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and substitute or substitutes, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes and he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand and seal as of this 23rd day of March, 2002.

                      /s/  ROBERT L. ZIEG

                      Robert L. Zieg
                       Director

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of LIQUI-BOX CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D. C., under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K, hereby constitutes and appoints Samuel B. Davis and Samuel N. Davis his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign such Report and any or all amendments or documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and substitute or substitutes, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes and he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand and seal as of this 23rd day of March, 2002.

                      /s/  CARL J. ASCHINGER, JR.

                      Carl J. Aschinger, Jr.
                       Director

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of LIQUI-BOX CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D. C., under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K, hereby constitutes and appoints Samuel B. Davis and Samuel N. Davis his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign such Report and any or all amendments or documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and substitute or substitutes, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes and he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand and seal as of this 23rd day of March, 2001.

                      /s/  RUSSELL M. GERTMENIAN

                      Russell M. Gertmenian
                       Director

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of LIQUI-BOX CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D. C., under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K, hereby constitutes and appoints Samuel B. Davis and Samuel N. Davis his/her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign such Report and any or all amendments or documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and substitute or substitutes, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes and he/she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their or his/her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his/her hand and seal as of this 23rd day of March, 2002.

                      /s/  ROBERT VALENTINE

                      Robert Valentine
                       Principal Accounting Officer

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  Exhibit 24
POWER OF ATTORNEY
POWER OF ATTORNEY
POWER OF ATTORNEY
POWER OF ATTORNEY
POWER OF ATTORNEY
POWER OF ATTORNEY
POWER OF ATTORNEY
POWER OF ATTORNEY